EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(b) OR 15d-14(b)
AND 18 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q of DTS, Inc. (the "Company") for the quarterly period ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jon E. Kirchner, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 9, 2015	By:	/s/ JON E. KIRCHNER
Jon E. Kirchner Chairman and Chief Executive Officer
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to DTS, Inc. and will be retained by DTS, Inc. and furnished to the Securities and Exchange Commission upon request.